Exhibit 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

					/s/ Jonathan W. Jordan
					---------------------
					Attorney for Debtor
Dated:    Atlanta, GA
          July 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $33,863,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of July 2004.         /s/ Barry F. Shea
                                   ------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          June 5, 2004
                         (in thousands)


                       Assets

Current assets:
    Cash and cash equivalents                          $  2,148
    Accounts receivable (less allowances of $8,642)      56,242
    Inventories                                         144,187
    Assets held for sale                                  8,968
    Prepaid expenses and other current assets             9,882
    Deferred income taxes                                 7,577
                                                       --------
         Total current assets                           229,004

Property, plant and equipment                           438,100
    Less accumulated depreciation and amortization     (267,914)
                                                       --------
    Net property, plant and equipment                   170,186

Investment and advances to subsidiaries                  12,583

Other assets                                             11,651
                                                       --------
                                                       $423,424
                                                       ========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          June 5, 2004
                         (in thousands)


        Liabilities and Shareholders' Equity

Current liabilities:
     Long-term debt currently due                      $ 105,394
     Accounts payable                                     10,346
     Due to subsidiaries                                   3,812
     Accrued compensation and related benefits            22,188
     Other accrued expenses                                9,242
                                                         -------
          Total current liabilities                      150,982
Deferred income taxes                                      7,577
Other liabilities                                         22,412
                                                         -------
Total liabilities not subject to compromise              180,971

Liabilities subject to compromise                        192,909

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (149,357)
     Accumulated other comprehensive loss                (11,208)
     Unearned compensation - restricted stock               (263)
                                                        --------
	  Total shareholders' equity                      49,544
                                                        --------
                                                       $ 423,424
                                                       ---------

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

           For the Period May 9, 2004 to June 5, 2004
                         (in thousands)


Net sales                                              $ 30,464
Cost of sales                                            28,834
                                                       --------
Gross profit                                              1,630
Selling, general and administrative expenses              4,258
                                                       --------
Operating loss                                           (2,628)
Other income, net                                            16
Interest expense                                           (846)
Equity in loss of subsidiaries                             (174)
                                                       --------
Loss before reorganization items                         (3,632)
Reorganization items - professional fees and expenses    (1,097)
                                                       --------
Net loss                                               $ (4,729)
                                                       ========

In re:    DAN RIVER INC.
          Case No. 04-10990
                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)
           For the Period May 9, 2004 to June 5, 2004
                         (in thousands)
Cash flows from operating activities:
Net loss                                              $   (4,729)
  Adjustments to reconcile net loss to net cash
     provided by Operating activities:
     Noncash interest expense                                252
     Depreciation and amortization of property, plant
       and equipment                                       2,369
     Amortization of restricted stock compensation            21
     Writedown/disposal of assets                             33
     Equity in loss of subsidiaries                          140
  Changes in operating assets and liabilities:
            Accounts receivable                            4,327
            Inventories                                   (3,446)
            Prepaid expenses and other assets                593
            Accounts payable and accrued expenses          1,358
            Other liabilities                                (17)
                                                      ----------
                   Net cash provided by operating
                     activities                              901
                                                      ----------

Cash flows from investing activities:
      Capital expenditures                                  (115)
      Proceeds from sale of assets                           543
                                                      ----------
                   Net cash provided by investing
                     activities                              428
                                                      ----------

Cash flows from financing activities:
       DIP credit facility - borrowings                   36,671
       DIP credit facility - payments                     (7,657)
       Revolving credit facilities - borrowings              542
       Revolving credit facilities - payments            (29,805)
       Payments of long-term debt                           (609)
						      ----------
                   Net cash used by financing
                    activities                              (858)
                                                      ----------
Net increase in cash and cash equivalents                    471
Cash and cash equivalents at beginning of period           1,677
                                                      ----------
Cash and cash equivalents at end of period            $    2,148
                                                      ==========

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                       Amount
Net accounts Receivable at the Beginning of the
  Reporting Period                                     $ 60,570
PLUS: Current Month Sales, Net                           30,464
LESS: Collections During the Month from Customers       (35,152)
Other, Net                                                  360
Net Accounts Receivable at the Beginning of the        $ 56,242
  Reporting Period

Accounts Receivable Aging                                Amount
Current                                                $ 56,078
<30 Days Past Due                                         7,820
31 - 60 Days Past Due                                       392
60 -90 Days Past Due                                        250
> 90 Days Past Due                                          344
Total Accounts Receivable                                64,884
Less: Reserves and Allowances                            (8,642)
Accounts Receivable (Net)                              $ 56,242

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:


Accounts Payable Aging (Post Petition Only)              Amount
0-30 Days                                                $  9,270
31 - 60 Days                                                  379
61 - 90 Days                                                    -
Over 90 Days                                                    -
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                               697
Total Accounts Payable                                   $ 10,346



SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT
INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                                 Amount
Inventory Balance at Beginning of Period               $140,741
PLUS: Purchases and Other Costs Added During Period      32,280
LESS: Inventory Used/Sold                               (28,834)
Inventory on Hand at End of Period                     $144,187

Method of Costing Inventory:  first-in, first-out

FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown

Fixed Asset Reconciliation                               Amount
Fixed Asset BV at Beginning of Period                  $172,337
LESS: Depreciation Expense                                2,369
PLUS: Additions                                             233
Other Activity                                              (15)
Fixed Assets BV at End of Period                       $170,186

Brief Description of Fixed Assets Purchased/Disposed of During
Period
Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. No assets were sold during the period pursuant to this order.

During the period the Debtor received $542,333 in proceeds from the sale of looms pursuant to an agreement dated April 7, 2004. The Debtor's motion to consummate this sale was granted by the Court per order entered on May 11, 2004. Pursuant to the Post-Petition Credit Agreement, the proceeds were applied to the prepayment of the Debtor's Pre-Petition Term Loan Obligations.











PAGE>     10

In re:    DAN RIVER INC.
          Case No. 04-10990
                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH

Name of Taxing Authority       Description      Amount
AR Dept. of Finance & Adm.   SWH                       566
CA Dept. of Employ.          SWH                     2,015
  Development
CT Commissioner of Revenue   SWH                       528
Delaware Secretary of State  2003 Annual LLC Tax-Bibb  200
FL Dept. of Revenue          Sales Tax                 563
GA Dept. of Revenue          Sales & Use Tax         4,856
GA Dept. of Revenue          SWH                    23,276
IL Dept. of Revenue          SWH                     1,907
IRS                          FICA & FWH          2,503,613
MS Bureau of Revenue         SWH                     1,197
NC Dept. of Revenue          Sales & Use Tax         2,044
NC Dept. of Revenue          SWH                    42,937
NJ Division of Revenue       SWH                     1,616
NYS Employment Taxes         SWH                    31,344
OR Dept. of Revenue          SWH                       270
Receiver General             Canada GST Return      44,033
SC Dept. of Revenue          Sales & Use Tax            92
SC Dept. of Revenue          SWH                     1,884
TN Dept. of Revenue          Sales & Use Tax         1,681
VA Dept. of Revenue          Sales Tax               2,155
VA Dept. of Revenue          Use Tax                17,236
VA Dept. of Taxation         SWH                   302,287
Total Taxes Paid                                 2,986,300

*Pursuant to the Order Authorizing the Debtors to (A) Maintain
Existing Bank Accounts and cash Management System, (B) Continue
Use of Existing Business Forms, and (C) Continue Use of Existing
Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

Name of Taxing 		 Date Payment           Description        Amount
Authority                Due
AR Dept. of Finance &    6/15/2004  	SWH                         344
Adm.
CA State Board of        7/20/2004  	Sales Tax                   135
Equalization
FL Dept. of Revenue      6/20/2004  	Sales Tax                    84
GA Dept. of Revenue      6/9/2004   	SWH                       2,755
GA Dept. of Revenue      6/20/2004  	Sales & Use Tax           4,590
IRS                      6/9/2004   	FICA & FWH                  270
MS Bureau of Revenue     6/15/2004  	SWH                         798
NC Dept. of Revenue      6/9/2004   	SWH                       5,266
NC Dept. of Revenue      6/20/2004  	Sales & Use Tax           1,680
NY State Sales Tax       3/20/2005  	Sales Tax                   104
Receiver General         6/30/2004  	Canada GST Return        20,231
SC Dept. of Revenue      6/15/2004  	SWH                         813
SC Dept. of Revenue      6/20/2004  	Sales & Use Tax               4
State of New Jersey      7/20/2004  	Sales Tax                    22
TN Dept. of Revenue      6/20/2004  	Sales & Use Tax           1,609
Treasurer, State of Ohio 7/20/2004  	Sales Tax                    14
TX  Comptroller of       1/20/2005  	Sales Tax                    35
Public Accts
VA Dept. of Revenue      6/20/2004  	Sales Tax                 2,377
VA Dept. of Revenue      6/20/2004  	Use Tax                  12,868
VA Dept. of Taxation     6/8/2004   	SWH                      43,981
Total Taxes Unpaid                                                 97,980

In re:    DAN RIVER INC.
          Case No. 04-10990


                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensationliability, fire, theft, comprehensive, vehicle, health and life.

            Type of Coverage              Expiration
Property & Business Interruption          6/30/04
Boiler & Machinery                        6/30/04
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          1/1/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/04
Crime                                     11/20/04
Fiduciary Liability                       11/20/04
Special Risk                              11/20/04
Workers Comp Excess for VA & GA           10/1/04
Workers Comp - AR, CA, FL, IL, MS, NJ, ,  10/1/04
NC, OR, TX
Workers Comp. TN                          12/8/04
Workers Comp. NY                          11/21/04
Health                                    1/1/05
Life Insurance                            12/31/05
Long Term Disability                      1/1/05
Basic Accident                            12/31/05
Business Travel Accident                  9/04
Short Term Disability -NY                 9/04

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
        ------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

				   /s/ Jonathan W. Jordan
                                   -------------------------
				   Attorney for Debtor
Dated:    Atlanta, GA
          July 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.




I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 6th day of July 2004.         /s/ Barry F.Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

				   /s/ Jonathan W. Jordan
                                   ---------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          July 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
                              )

          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------
              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $90,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
June 5, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of July 2004.         /s/ Barry F. Shea
                                   ------------------------
                                   Barry F. Shea
                                   Executive Vice President -
                                   Chief Financial Officer

In re:   DAN RIVER FACTORY STORES, INC.
         Case No. 04-10993

                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          June 5, 2004
                         (in thousands)

                      Assets

Due from parent                                     $ 2,291
                                                    =======


       Liabilities and Shareholder's Equity

Liabilities                                         $     -

Common stock                                              -
Paid-in capital                                       1,739
Retained earnings                                       552
                                                    -------
                                                    $ 2,291
                                                    =======




                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

           For the Period May 9, 2004 to June 5, 2004
                         (in thousands)

Net sales                                            $ 56
Cost of sales                                          28
                                                     ----
Gross profit                                           28

Selling, general and administrative expenses           62
                                                     ----
Net loss                                             $(34)
                                                     ====

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

				   /s/ Jonathan W. Jordan
                                   ----------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          July 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
         FOR THE PERIOD FROM MAY 9, 2004 TO JUNE 5, 2004
         -----------------------------------------------

Total Cash Disbursement During The Reporting Period:  $575,000.

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan
River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries. For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of July 2004.         /s/ Barry F. Shea
                                   ------------------------
                                   Barry F. Shea
                                   Executive Vice President -
                                   Chief Financial Officer

In re: 	DAN RIVER INTERNATIONAL LTD.

	Case No. 04-10991

                    CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          June 5, 2004
                         (in thousands)


                      Assets

Investment in subsidiaries                          $10,249
                                                    =======


       Liabilities and Shareholder's Equity

Liabilities:
  Due to parent                                     $18,667

Shareholder's equity:
  Capital stock                                           -
  Accumulated deficit                                (8,418)
                                                    -------
                                                    $10,249
                                                    =======